UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

March 25, 2020
Date of Report (date of earliest event reported)

CALLAWAY GOLF COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-10962	95-3797580
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2180 RUTHERFORD ROAD, CARLSBAD, CA 92008-7328
(Address, including zip code, of principal executive offices)

(760) 931-1771
Registrant's telephone number, including area code
NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value per share	ELY	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

Callaway Golf Company (“we” or the “Company”) is filing this Current Report on Form 8-K to provide an update on the impact of the coronavirus (“COVID-19”) outbreak on its business as previously disclosed in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for the year ended December 31, 2019, included in the Company’s Annual Report on Form 10-K for that year.

As COVID-19 continues to spread around the world, our business is being materially impacted to various degrees and at different times depending upon the region. Our business in Asia, including a large portion of our supply chain, saw significant negative impacts earlier in the quarter but has begun to show early signs of stability and appears to be on a path to returning to normal operations. Our U.S. and European businesses have only recently started to realize significant negative impacts. We expect to realize some delays in shipment as local government regulations cause the temporary shutdown of certain warehouses in the United States and Europe. Currently, the majority of our employees in the United States and Europe, including at our corporate offices in California, are working remotely. We are proactively managing our business in this environment and shifting resources and focus to those regions that are recovering or not yet significantly impacted.

The global efforts to stop the spread of COVID-19, including temporary business and retail store closures, are having a material impact on our financial results and we no longer expect to achieve the financial guidance we provided on February 10, 2020. Furthermore, due to the speed at which the COVID-19 situation is developing and the resulting uncertainty in the marketplace, we are unable to provide further guidance at this time. We expect to provide a further update on our business and market conditions at our first quarter earnings call.

Given the uncertain duration of the COVID-19 impact, we are proactively taking actions to significantly reduce costs and conserve cash for as long as may be required in light of current conditions. This includes an incremental $40 million of loan commitments entered into in the first quarter, subject only to confirmatory appraisals. We believe the Company has adequate cash on hand and borrowing capacity under its credit facilities. In addition, the Company is taking significant steps to reduce discretionary spending and infrastructure costs on a worldwide basis.

With this increased liquidity, cost reduction actions, our geographic diversity and the strength of our brands, we believe we have adequate liquidity to sustain our business through this crisis.

Our thoughts and prayers go out to all those globally who are affected by the virus as well as to those who are working diligently to stop the virus or care for those affected by the virus.

The information furnished in this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Statements used in this Current Report on Form 8-K that relate to future plans, events, financial results, performance, prospects or growth and scale opportunities, including statements relating to the Company’s 2020 financial guidance, future industry and market conditions, the impact of the COVID-19 outbreak on the Company’s business, results of operations and financial condition, loan commitments and availability under the Company’s credit facilities, and the Company’s liquidity and cost reduction efforts, are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “estimate,” “could,” “should,” “intend,” “may,” “plan,” “seek,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements, which speak only as of the date the statements were made and are not guarantees of future performance. These statements are based upon current information and expectations. Accurately estimating the forward-looking statements is based upon various risks and unknowns, including disruptions to business operations whether from travel restrictions, mandated quarantines or voluntary “social distancing” that affects employees, customers and suppliers; production delays, closures of manufacturing facilities, retail locations, warehouses and supply and distribution chains; staffing shortages as a result of remote working requirements or otherwise; uncertainty regarding global economic conditions, particularly the uncertainty related to the duration and impact of the COVID-19 pandemic, and related decreases in customer demand and spending; our level of indebtedness, continued availability of credit facilities and ability to comply with applicable debt covenants; continued brand momentum and product success; competitive pressures; future consumer discretionary purchasing activity, which can be significantly adversely affected by unfavorable economic or market conditions; future retailer purchasing activity, which can be significantly negatively affected by adverse industry conditions and overall retail inventory levels; and future changes in foreign currency exchange rates and the degree of effectiveness of the Company’s hedging programs. Actual results may differ materially from those estimated or anticipated as a result of these risks and unknowns or other risks and uncertainties, including the effect of terrorist activity, armed conflict, natural disasters or pandemic diseases, including expanded outbreak of COVID-19, on the economy generally, on the level of demand for the Company’s and its subsidiaries’ products or on the Company’s ability to manage its operations, supply chain and delivery logistics in such an environment. For additional information concerning these and other risks and uncertainties that could affect these statements, the golf and apparel industries, and the Company’s business, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 as well as other risks and uncertainties detailed from time to time in the Company’s reports on Forms 10-Q and 8-K subsequently filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLAWAY GOLF COMPANY

Date: March 25, 2020	By:	/s/ Brian P. Lynch
Brian P. Lynch
Executive Vice President and Chief Financial Officer